Exhibit 99.1

TODCO Monthly Rig Status Report as of January 4, 2006

					Contract (2)		Est. Duration (2)

	Rig Name	Rig Type	Status (1)	Customer	Type	Dayrate ($000s)	Days	Date	Comments

US Inland Barges
1	Rig 01	Conv - 2000 hp	Reactivating	Swift Energy Company	term	High $20s	365	02/12/07	Anticipated start February 2006
2	Rig 07	Posted - 2000 hp	Cold Stacked 03/02
3	Rig 09	Posted - 2000 hp	Operating	Boss Exploration	term	Low $30s	35	02/08/06
4	Rig 10	Posted - 2000 hp	Cold Stacked 03/02
5	Rig 11	Conv - 3000 hp, TDr	Operating	Denbury Onshore LLC W&T Offshore	one well two wells	High $20s Low $30s	6 50	01/10/06 03/01/06
6	Rig 15	Conv - 2000 hp	Operating	Swift Energy Company	term	Mid $20s	116	04/30/06
7	Rig 17	Posted - 3000 hp, TD	Operating	ExxonMobil	one well	Low $40s	146	05/30/06
8	Rig 19	Conv - 1000 hp	Operating	Swift Energy Company	term	Low $20s	116	04/30/06
9	Rig 20	Conv - 1000 hp	Cold Stacked 09/03
10	Rig 21	Conv - 1500 hp	Cold Stacked 07/99
11	Rig 23	Conv - 1000 hp	Cold Stacked 03/02
12	Rig 27	Posted - 3000 hp, TD	Operating	McMoRan Exploration	one well	Mid $30s	11	01/15/06
13	Rig 28	Conv - 3000 hp	Operating	Swift Energy Company	term	Mid $20s	116	04/30/06
14	Rig 29	Conv - 3000 hp, TD	Operating	Petroquest Energy, L.L.C.	one well	Low $30s	6	01/10/06
15	Rig 30	Conv - 3000 hp	Cold Stacked 03/02
16	Rig 31	Conv - 3000 hp	Cold Stacked 03/02
17	Rig 32	Conv - 3000 hp	Cold Stacked 12/03
18	Rig 41	Posted - 3000 hp, TD	Operating	Castex Energy	term	High $20s	18	01/22/06
19	Rig 46	Posted - 3000 hp, TDr	Operating	ADTI	one well	Mid $30s	56	03/01/06
20	Rig 47	Posted - 3000 hp	Cold Stacked 02/98
21	Rig 48	Posted - 3000 hp, TD	Operating	McMoran Exploration	one well	High $30s	21	01/25/06
22	Rig 49	Posted - 3000 hp, TD	Operating	Erskine Energy	term	Mid $30s	180	06/09/06
23	Rig 52	Posted - 2000 hp, TD	Operating	Davis Petroleum Corp	term	Mid $30s	329	11/29/06
24	Rig 55	Posted - 3000 hp, TD	Operating	Tellus Operating Group, L.L.C. ADTI	one well one well	Low $30s Mid $30s	42 35	02/15/06 03/22/06
25	Rig 57	Posted - 2000 hp	Operating	Erskine Energy	TD install one well	High $10s Mid $30s	8 70	01/12/06 03/23/06
26	Rig 61	Posted - 3000 hp	Cold Stacked 02/98
27	Rig 64	Posted - 3000 hp, TD	Operating	Forest Oil Corporation	one well	Low $30s	52	02/25/06
						Average	105	days

TODCO Monthly Rig Status Report as of January 4, 2006

					Contract (2)		Est. Duration (2)

	Rig Name	Rig Type	Status (1)	Customer	Type	Dayrate ($000s)	Days	Date	Comments

US Gulf of Mexico
1	THE 75	Submersible, TD	Operating	Spinnaker Exploration	term	Mid $50s	101	04/15/06
2	THE 77	Submersible	Reactivating	McMoran Exploration	term	Mid $80s	270	01/07/07	Anticipated start April 2006
3	THE 78	Submersible	Reactivating	Woodside Energy (USA), Inc.	term	Mid $70s	180	10/11/06	Anticipated start April 2006
4	THE 150	150’ - ILC, TD	Operating	Arena Offshore Apache Corp	one well one well	Low $80s Mid $80s	14 180	01/18/06 07/17/06
5	THE 152	150’ - MC, TD	Operating	Royal Production	one well one well one well	Mid $60s Low $80s Low $80s	3 15 15	01/07/06 01/22/06 02/06/06
6	THE 153	150’ - MC	Cold Stacked 07/01
7	THE 155	150’ - ILC	Cold Stacked 07/01
9	THE 191	160’ - MS	Cold Stacked 08/01
10	THE 200	200’ - MC, TD	Operating	Hunt Petroleum (AEC), Inc. Forest Oil Corporation	one well one well	Mid $60s Low $90s	46 35	02/19/06 03/26/06
11	THE 201	200’ - MC, TD	Operating	Gryphon Exploration Co. Woodside Energy (USA), Inc.	one well term	Low $60s Low $90s	7 180	01/11/06 07/10/06	Rate adjusts each calendar month
12	THE 202	200’ - MC, TD	Assessing Damage	ADTI	three wells	Mid $60s	36	TBD	Jacking incident November 24
13	THE 203	200’ - MC, TD	Operating Shipyard	Marlin Energy ADTI	one well one well	High $50s Mid $60s	3 30 21	01/07/06 02/06/06 02/27/06
14	THE 204	200’ - MC, TD	Operating	Novus Louisiana L.L.C. ADTI	one well two wells	Mid $50s Low $80s	2 70	01/06/06 03/17/06
15	THE 207	200’ - MC, TD	Operating	Black Pool Energy	one well one well	Mid $90s High $90s	10 15	01/14/06 01/29/06
16	THE 250	250’ - MS, TD	Operating	McMoran Exploration Woodside Energy (USA), Inc.	one well term	Low $80s Low $80s	2 180	01/06/06 07/05/06	Rate adjusts each calendar month
17	THE 251	250’ - MS, TD	Operating	Tana Exploration Company	term	Mid $50s	82	03/27/06
18	THE 252	250’ - MS	Reactivating	Arena Offshore	term	Mid $80s	365	04/23/07	Anticipated start May 2006
19	THE 253	250’ - MS, TD	Operating	Tana Exploration Company	term	Mid $60s	175	06/28/06
20	THE 254	250’ - MS	Cold Stacked 07/01
21	THE 255	250’ - MS	Cold Stacked 07/01
22	THE 256	250’ - MS	Cold Stacked 03/99
						Average	134	days

TODCO Monthly Rig Status Report as of January 4, 2006

				Contract (2)		Est. Duration (2)

Rig Name	Rig Type	Status (1)	Customer	Type	Dayrate ($000s)	Days	Date	Comments

Mexico
1	THE 205	200’ - MC, TD	Operating	PEMEX	term	High $30s	308	11/08/06
2	THE 206	200’ - MC, TD	Operating	PEMEX	term	Mid $60s	615	06/24/07
3	Platform 3	Platform, TD	Operating	PEMEX	term	High $20s	845	04/28/08
						Average	589	days
Trinidad
1	THE 110	100’ - MC, TD	Operating	Trinmar	term	Mid $20s	104	04/18/06
2	THE 208	200’ - MC	Cold Stacked 03/02
3	Cliffs #36	2000 hp, TD	Operating	Talisman Trinidad	term	Low $20s	243	09/04/06
						Average	174	days
Angola
1	THE 185	120’ - ILC, TD	Operating	Angola Drilling Company Ltd	term	High $50s	592	08/19/07
						Average	592	days
Colombia
1	THE 156	150’ - ILC, TD	Operating	Chevron Texaco	three wells	Low $60s	134	05/18/06	add’l 30 days of options at same rate
						Average	134	days
Venezuela
1	Rig #26	750 hp	Stacked
2	Rig #27	900 hp	Stacked
3	Cliffs #37	2000 hp	Reactivating	PDVSA	term	High $20s	210	11/11/06	Anticipated start April 2006
4	Cliffs #40	2000 hp, TDr	Operating	PDVSA	term	High $20s	172	06/25/06
5	Cliffs #42	2000 hp, TDr	Operating	PDVSA	term	High $20s	190	07/13/06
6	Cliffs #43	2000 hp	Mobilizing	PDVSA	term	Mid $20s	210	08/18/06	Anticipated start January 2006
7	Cliffs #54	3000 hp, TD	Operating	PDVSA	one well	Low $20s	28	02/01/06
8	Cliffs #55	3000 hp, TD	Operating	PDVSA	term	Low $30s	299	10/30/06
						Average	185	days

(1)

Rigs described as “operating” are under contract while rigs described as “warm stacked” are not under contract but generally are ready for service.  Rigs described as “cold stacked” are not actively marketed, normally require the hiring of an entire crew and require a maintenance review and refurbishment before they can function as a drilling rig.

(2)

Contract dayrates shown in the table above are contract operating dayrates.  These rates do not include lump sum amounts reimbursable from the client for mobilization costs or bonuses that are considered revenue under generally accepted accounting principles.  Estimated contract duration is an estimate based on current belief by our customer as to the remaining days to complete the project.

Forward-looking Statement:

The information in this report contains forward-looking statements within the meaning of Section 27A of the Securities Act of 1933 and Section 21E of the Securities Exchange Act of 1934.  These forward-looking statements include comments pertaining to estimated contract duration and dayrates.  Such statements are subject to risks, uncertainites and assumptions, including but not limited to early termination by the customer pursuant to the contract or otherwise, cancellation or completion of certain contracts or projects earlier than expected, operating hazards and other factors described in TODCO’s Annual Report on Form 10-K filed on March 15, 2005 and other filings with the Securities and Exchange Commission (SEC), which are available free of charge on the SEC’s website at www.sec.gov.  TODCO cautions you that forward-looking statements are not guarantees of future performance and that actual results or developments may differ materially from those projected or implied in these statements.